Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long BE Daily ETF
Leverage Shares 2X Long BIDU Daily ETF
Leverage Shares 2X Long GEV Daily ETF
Leverage Shares 2X Long IREN Daily ETF
Leverage Shares 2X Long NIO Daily ETF
Leverage Shares 2X Long SATS Daily ETF
Leverage Shares 2X Long SNAP Daily ETF

Each a series (a “Fund”) of Themes ETF Trust

Supplement dated March 13, 2026, to the currently effective Summary Prospectus and
Prospectus dated December 15, 2025, of each Fund

Effective March 13, 2026, each Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts. If you have any questions, please call 1-866-5Themes (1-866-584-3637).

Please retain this Supplement for future reference